BORROWINGS	12 Months Ended
Mar. 31, 2024
Debt Disclosure [Abstract]
BORROWINGS

8. BORROWINGS

The following table presents short-term and long-term borrowings from commercial banks or other institutions as of March 31, 2023 and 2024.

Funding Partners	Terms	Rate	March 31, 2023	March 31, 2024
			RMB	RMB
Short-term borrowing from related party (Note 14)	within 12 months	6%	-	7,000
Short-term borrowing from third parties	within 12 months	4%-10%	20,000	71,181
			20,000	78,181

Current portion of long-term borrowings			-	291,950
Non-current portion of long-term borrowings			291,950	-
Long-term borrowings	2 years, due in December 2024	5%	291,950	291,950

Short-term borrowings from third parties outstanding as of March 31, 2023 represented the loans drawn down under the Group’s working capital facility. Short-term borrowings outstanding as of March 31, 2024 comprised of: a) the loans of RMB55 million drawn down under the Group’s inventory-pledged financing facilities, b) other short-term borrowings from third parties.

The Group entered into inventory-pledged financing facilities with several reputable banks and financial institutions to finance its procurement of vehicle inventory, which was pledged by the Group’s vehicle inventory. Under the inventory-pledged financing facilities, repayment of amounts drawn for the purchase of a vehicle should generally be made within several days after selling or otherwise disposing of the vehicle or in 90 days if the vehicle is not sold or disposed. The inventory-pledged financing facilities require monthly interest payments with an annual interest rate of 4.0% - 9.0%. As of March 31, 2024, the Company had borrowings of RMB55.0 million outstanding under the inventory-pledged financing facilities and the unused facilities amounted to RMB235.0 million.

Long-term borrowing outstanding as of March 31, 2023 and 2024 was pledged with the equity interest the Group holds in an investment (Note 7). The long-term borrowing will be due in December 2024. In December 2023, the Group entered into a supplementary agreement with the borrower, mutually agreed that if the Group successfully disposes the investment pledged and pays the borrower cash proceeds of RMB240.0 million, the remaining principal and interests will be waived. However, if the sale of investment transaction fails, the Group is still obligated to repay all the principal and interests under the original borrowing agreement. As of March 31, 2024, the outstanding principal and interests of the borrowing amounted to RMB292.0 million and RMB19.3 million, respectively. Given the uncertainty of the sale of investment as discussed in Note 7, the Group did not account for the extinguishment of the borrowing as a result of a troubled debt restructuring until the completion of the sale of investment and settlement of the borrowing in April 2024.

The weighted average interest rate for the outstanding borrowings was approximately 5.0% and 6.5% as of March 31, 2023 and 2024, respectively.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)